UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported): October 26, 2015

BELMOND LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-16017	98-0223493
(Commission file number)	(I.R.S. Employer Identification No.)

22 Victoria Street
Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

(441) 295-2244
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 26, 2015, Belmond Ltd. (the “Company”) announced that Ian Livingston (Lord Livingston of Parkhead) has been appointed to the Company's board of directors, effective November 9, 2015.

Ian Livingston is a member of the U.K. House of Lords after being made a life peer in 2013 and serving in the U.K. Government as Minister of State for Trade and Investment from December 2013 to May 2015. Prior to this appointment, Lord Livingston was the Group Chief Executive Officer from 2008 to 2013 at BT Group plc, one of the world's leading communications companies and a member of the FTSE 100. Prior to serving as Group Chief Executive Officer, he performed a number of other executive roles during his eleven years at BT, including serving on the BT board as an executive director throughout his tenure, and leading BT Retail, its consumer and business division, as its Chief Executive Officer from 2005 to 2008, after having commenced his BT career in 2002 as Group Chief Financial Officer. Lord Livingston held various leadership positions from 1991 to 2002, including Chief Financial Officer and Executive Director with Dixons Group plc (now Dixons Carphone plc), one of the largest consumer electronics retailers in Europe.

Lord Livingston is currently a non-executive director and chairman of the audit committee of Celtic plc, a London Stock Exchange-listed professional football club based in Glasgow, Scotland. He was also a non-executive director of Hilton Group plc (now Ladbrokes plc), which operated the non-U.S. Hilton hotels, from 2003 to 2006.

Lord Livingston is a member of the Institute of Chartered Accountants of England and Wales.

Lord Livingston will receive compensation for his board service consistent with the compensation received by the Company's other non-employee directors.

A copy of the news release announcing the appointment of Lord Livingston is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 9.01.    Financial Statements and Exhibits

(d)        Exhibits

99    News release of Belmond Ltd. dated October 26, 2015, being furnished to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BELMOND LTD.

By:    /s/ Richard M. Levine
Name: Richard M. Levine
Title: Executive Vice President, Chief Legal Officer and Secretary

Date: October 27, 2015

EXHIBIT INDEX

Exhibit Number	Description

99	News release of Belmond Ltd. dated October 26, 2015, being furnished to the Commission.

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